Exhibit 99.2 Supplemental Financial Report Second Quarter 2019 August 8, 2019 1Exhibit 99.2 Supplemental Financial Report Second Quarter 2019 August 8, 2019 1

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-lookingstatement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018; the fair value of the Company's investments may be subject to uncertainties; the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; given the Company's dependence on its external manager, an affiliate of Colony Capital, Inc., any adverse changes in the financial health or otherwise of its manager or Colony Capital, Inc. could hinder the Company's operating performance and return on stockholder's investment; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected returns on equity and/or yields on investments; the Company's liquidity, including its ability to continue to generate liquidity by more accelerated sales of certain lower yielding and non-core assets; the timing of and ability to deploy available capital; the Company’s ability to maintain or grow the dividend at all in the future; the timing of and ability to complete repurchases of the Company’s stock; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so. 2 2CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-lookingstatement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: operating costs and business disruption may be greater than expected; the Company's operating results may differ materially from the information presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018; the fair value of the Company's investments may be subject to uncertainties; the Company's use of leverage could hinder its ability to make distributions and may significantly impact its liquidity position; given the Company's dependence on its external manager, an affiliate of Colony Capital, Inc., any adverse changes in the financial health or otherwise of its manager or Colony Capital, Inc. could hinder the Company's operating performance and return on stockholder's investment; the ability to realize substantial efficiencies as well as anticipated strategic and financial benefits, including, but not limited to expected returns on equity and/or yields on investments; the Company's liquidity, including its ability to continue to generate liquidity by more accelerated sales of certain lower yielding and non-core assets; the timing of and ability to deploy available capital; the Company’s ability to maintain or grow the dividend at all in the future; the timing of and ability to complete repurchases of the Company’s stock; the ability of the Company to refinance certain mortgage debt on similar terms to those currently existing or at all; and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as in Colony Credit Real Estate’s other filings with the Securities and Exchange Commission. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this presentation. Colony Credit Real Estate is under no duty to update any of these forward-looking statements after the date of this presentation, nor to conform prior statements to actual results or revised expectations, and Colony Credit Real Estate does not intend to do so. 2 2

IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS We present Core Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Core Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with accounting principles generally accepted in the United States (“U.S. GAAP” or “GAAP”). This supplemental financial measure helps us to evaluate our performance excluding the effects of certain transactions and U.S GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. We also use Core Earnings to determine the incentive fees we pay to our Manager. For information on the fees we pay our Manager, see Note 11, “Related Party Arrangements” to our consolidated financial statements included in Form 10-Q to be filed with the U.S. Securities and Exchange Commission. In addition, we believe that our investors also use Core Earnings or a comparable supplemental performance measure to evaluate and compare the performance of us and our peers, and as such, we believe that the disclosure of Core Earnings is useful to our investors. We define Core Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership or “OP”) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) depreciation and amortization, (vi) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (vii) one-time events pursuant to changes in U.S. GAAP and (viii) certain material non-cash income or expense items that in the judgment of management should not be included in Core Earnings. For clauses (vii) and (viii), such exclusions shall only be applied after discussions between our Manager and our independent directors and after approval by a majority of our independent directors. Core Earnings reflects adjustments to U.S. GAAP net income to exclude impairment of real estate and provision for loan losses. Such impairment and losses may ultimately be realized, in part or full, upon a sale or monetization of the related investments and such realized losses would be reflected in Core Earnings. Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs, including our ability to make cash distributions. In addition, our methodology for calculating Core Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Core Earnings may not be comparable to the Core Earnings reported by other companies. The Company calculates core earnings per share, a non-GAAP financial measure, based on a weighted average (“W.A.”) number of common shares and operating partnership units (held by members other than the Company or its subsidiaries). We believe net operating income (“NOI”) and earnings before interest, tax, depreciation and amortization (“EBITDA”) are useful measures of operating performance of our net lease and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI and EBITDA excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjusts for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company’s properties, NOI and EBITDA provide a measure of operating performance independent of the Company’s capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company’s properties, and transaction costs and administrative costs, may limit the usefulness of NOI and EBITDA. NOI and EBITDA may fail to capture significant trends in these components of U.S. GAAPnet income (loss) whichfurther limits its usefulness. NOI and EBITDA should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, the Company’s methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies. The Company presents pro rata (“at share” or “at CLNC share”) financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ (“NCI”) share of assets,liabilities,profits andlosses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. 3 3IMPORTANT NOTE REGARDING NON-GAAP FINANCIAL MEASURES AND DEFINITIONS We present Core Earnings, which is a non-GAAP supplemental financial measure of our performance. We believe that Core Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with accounting principles generally accepted in the United States (“U.S. GAAP” or “GAAP”). This supplemental financial measure helps us to evaluate our performance excluding the effects of certain transactions and U.S GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations. We also use Core Earnings to determine the incentive fees we pay to our Manager. For information on the fees we pay our Manager, see Note 11, “Related Party Arrangements” to our consolidated financial statements included in Form 10-Q to be filed with the U.S. Securities and Exchange Commission. In addition, we believe that our investors also use Core Earnings or a comparable supplemental performance measure to evaluate and compare the performance of us and our peers, and as such, we believe that the disclosure of Core Earnings is useful to our investors. We define Core Earnings as U.S. GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our operating partnership or “OP”) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) depreciation and amortization, (vi) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (vii) one-time events pursuant to changes in U.S. GAAP and (viii) certain material non-cash income or expense items that in the judgment of management should not be included in Core Earnings. For clauses (vii) and (viii), such exclusions shall only be applied after discussions between our Manager and our independent directors and after approval by a majority of our independent directors. Core Earnings reflects adjustments to U.S. GAAP net income to exclude impairment of real estate and provision for loan losses. Such impairment and losses may ultimately be realized, in part or full, upon a sale or monetization of the related investments and such realized losses would be reflected in Core Earnings. Core Earnings does not represent net income or cash generated from operating activities and should not be considered as an alternative to U.S. GAAP net income or an indication of our cash flows from operating activities determined in accordance with U.S. GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs, including our ability to make cash distributions. In addition, our methodology for calculating Core Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Core Earnings may not be comparable to the Core Earnings reported by other companies. The Company calculates core earnings per share, a non-GAAP financial measure, based on a weighted average (“W.A.”) number of common shares and operating partnership units (held by members other than the Company or its subsidiaries). We believe net operating income (“NOI”) and earnings before interest, tax, depreciation and amortization (“EBITDA”) are useful measures of operating performance of our net lease and other real estate portfolios as they are more closely linked to the direct results of operations at the property level. NOI and EBITDA excludes historical cost depreciation and amortization, which are based on different useful life estimates depending on the age of the properties, as well as adjusts for the effects of real estate impairment and gains or losses on sales of depreciated properties, which eliminate differences arising from investment and disposition decisions. Additionally, by excluding corporate level expenses or benefits such as interest expense, any gain or loss on early extinguishment of debt and income taxes, which are incurred by the parent entity and are not directly linked to the operating performance of the Company’s properties, NOI and EBITDA provide a measure of operating performance independent of the Company’s capital structure and indebtedness. However, the exclusion of these items as well as others, such as capital expenditures and leasing costs, which are necessary to maintain the operating performance of the Company’s properties, and transaction costs and administrative costs, may limit the usefulness of NOI and EBITDA. NOI and EBITDA may fail to capture significant trends in these components of U.S. GAAPnet income (loss) whichfurther limits its usefulness. NOI and EBITDA should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, the Company’s methodology for calculating NOI involves subjective judgment and discretion and may differ from the methodologies used by other companies, when calculating the same or similar supplemental financial measures and may not be comparable with other companies. The Company presents pro rata (“at share” or “at CLNC share”) financial information, which is not, and is not intended to be, a presentation in accordance with GAAP. The Company computes pro rata financial information by applying its economic interest to each financial statement line item on an investment-by-investment basis. Similarly, noncontrolling interests’ (“NCI”) share of assets,liabilities,profits andlosses was computed by applying noncontrolling interests’ economic interest to each financial statement line item. The Company provides pro rata financial information because it may assist investors and analysts in estimating the Company’s economic interest in its investments. However, pro rata financial information as an analytical tool has limitations. Other companies may not calculate their pro rata information in the same methodology, and accordingly, the Company’s pro rata information may not be comparable to other companies pro rata information. As such, the pro rata financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP, but may be used as a supplement to financial information as reported under GAAP. 3 3

NOTES REGARDING REPORTABLE SEGMENTS Colony Credit Real Estate, Inc. (“CLNC”, “Colony Credit Real Estate”, the “Company” or “We”) currently holds investment interests through the following four reportable segments, which are based on how management reviews and manages its business: Loan Portfolio As of June 30, 2019, the Company’s Loan Portfolio included senior mortgage loans, mezzanine loans and preferred equity interests as well as participations in such loans. The Loan Portfolio also includes acquisition, development and construction loan arrangements accounted for as equity method investments as well as loans and preferred equity interests held through joint ventures with an affiliate of our Sponsor (Colony Capital, Inc.) which were deconsolidated as a result of the merger and subsequently treated as equity method investments. • Senior mortgage loans include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile • Mezzanine loans include other subordinated loans • Preferred equity balances include related equity participation interests CRE Debt Securities As of June 30, 2019, the Company’s Commercial Real Estate (“CRE”) Debt Securities included both investment grade and non-investment grade rated CMBS bonds (including “B-pieces” of CMBS securitization pools or “B-Piece” investments). Net Lease Real Estate (or “Net Lease”) As of June 30, 2019, the Company’s Net Lease investments included direct investments in commercial real estate with long-term leases to tenants on a netlease basis, where such tenants are generally responsible for property operating expenses such as insurance,utilities,maintenance capital expenditures and real estate taxes. Other As of June 30, 2019, the Company’s Other assets included direct investments in operating real estate, real estate acquired in settlement of loans (“REO”) and investments in real estate private equity interests (“Private Equity Interests” or “PE Interests”). 4 4NOTES REGARDING REPORTABLE SEGMENTS Colony Credit Real Estate, Inc. (“CLNC”, “Colony Credit Real Estate”, the “Company” or “We”) currently holds investment interests through the following four reportable segments, which are based on how management reviews and manages its business: Loan Portfolio As of June 30, 2019, the Company’s Loan Portfolio included senior mortgage loans, mezzanine loans and preferred equity interests as well as participations in such loans. The Loan Portfolio also includes acquisition, development and construction loan arrangements accounted for as equity method investments as well as loans and preferred equity interests held through joint ventures with an affiliate of our Sponsor (Colony Capital, Inc.) which were deconsolidated as a result of the merger and subsequently treated as equity method investments. • Senior mortgage loans include junior participations in our originated senior mortgage loans for which we have syndicated the senior participations to other investors and retained the junior participations for our portfolio and contiguous mezzanine loans where we own both the senior and junior loan positions. We believe these investments are more similar to the senior mortgage loans we originate than other loan types given their credit quality and risk profile • Mezzanine loans include other subordinated loans • Preferred equity balances include related equity participation interests CRE Debt Securities As of June 30, 2019, the Company’s Commercial Real Estate (“CRE”) Debt Securities included both investment grade and non-investment grade rated CMBS bonds (including “B-pieces” of CMBS securitization pools or “B-Piece” investments). Net Lease Real Estate (or “Net Lease”) As of June 30, 2019, the Company’s Net Lease investments included direct investments in commercial real estate with long-term leases to tenants on a netlease basis, where such tenants are generally responsible for property operating expenses such as insurance,utilities,maintenance capital expenditures and real estate taxes. Other As of June 30, 2019, the Company’s Other assets included direct investments in operating real estate, real estate acquired in settlement of loans (“REO”) and investments in real estate private equity interests (“Private Equity Interests” or “PE Interests”). 4 4

TABLE OF CONTENTS Page I. Business Developments & Portfolio Highlights 6 II. Loan Portfolio 8 III. CRE Debt Securities 10 IV. Net Lease Real Estate 11 V. Other Real Estate 12 VI. Capitalization 13 VII. Appendix 15 5 5TABLE OF CONTENTS Page I. Business Developments & Portfolio Highlights 6 II. Loan Portfolio 8 III. CRE Debt Securities 10 IV. Net Lease Real Estate 11 V. Other Real Estate 12 VI. Capitalization 13 VII. Appendix 15 5 5

Colony Credit REAL ESTATE

I. BUSINESS DEVELOPMENTS & HIGHLIGHTS

Business & Financial	▪ Second quarter 2019 GAAP net loss attributable to common stockholders of $(107.3) million, or $(0.84) per common share, and core earnings of $36.3 million, or $0.28 per diluted share. Excluding $14.5 million of realized losses related to completed foreclosure proceedings under a loan, core earnings of $50.7 million, or $0.39 per diluted share. The Company had previously recorded a $14.5 million loan loss provision at CLNC ownership share in the fourth quarter 2018 in connection with this anticipated foreclosure[1] ▪ GAAP book value of $2.6 billion, or $19.70 per diluted share, as of June 30, 2019 ▪ Undepreciated book value of $2.7 billion, or $20.72 per diluted share, as of June 30, 2019 ▪ Declared and paid a monthly cash dividend of $0.145 per share of Class A common stock for April, May and June 2019. The dividend represents an annualized dividend of $1.74 per share of common stock, equating to an 11.1% annualized dividend yield based on the $15.65 closing price on August 6, 2019 ▪ Subsequent to quarter end, the Company's Board of Directors declared a monthly cash dividend of $0.145 per share of common stock for July and August 2019 ▪ During the second quarter, recorded $119 million of loan loss provisions at CLNC ownership share related to four separate borrowers and a $10 million impairment of real estate held for investment at CLNC ownership share, resulting from changes in market conditions during the quarter, including a reduction in the estimated holding period
Investment Activity	▪ During the second quarter, allocated and initially funded $750 million and $616 million of capital, respectively, across eight investments ▪ Subsequent to quarter end, allocated and initially funded an additional $234 million and $107 million of capital, respectively, across four investments ▪ To date, received approximately $121 million of cash proceeds from the sale of approximately 89% interest in real estate private equity funds, with approximately $21 million remaining and expected to be received in the third quarter ▪ Subsequent to quarter end, sold a CMBS B-piece at a premium to 3/31/19 fair market value, which resulted in approximately $33 million in proceeds and an $4 million realized gain that will be recognized in the third quarter 2019
Capitalization & Liquidity	▪ During the second quarter, executed two master repurchase facility amendments to allow for European investments concurrent with a $200 million total upsize; total master repurchase facility available of approximately $0.8 billion as of August 6, 2019 ▪ As of August 6, 2019, total corporate liquidity of approximately $383 million through cash-on-hand and availability under the corporate revolving credit facility

6

See footnotes in the appendix

I. PORTFOLIO HIGHLIGHTS ($ in thousands, unless otherwise stated; as of June 30, 2019; at CLNC share) (4) Overview Property type (6) Other (1) $5.8 Billion Total At-Share Assets 11.1% Annual Dividend Yield Retail 5% 6% Office (2) (3) 52% Debt-to-Assets 1.1x Net-Debt-to-Equity Hotel 36% 17% (1) $2.7 Billion Undepreciated Book Value $20.72 / Undepreciated Book Value per Share (1) $2.6 Billion GAAP Book Value $19.70 / GAAP Book Value per Share Industrial (5) Multifamily 17% Undepreciated % of Undepreciated % of 19% Count (1) carrying value total net carrying value* total (4) Senior mortgage loans 45 $ 2,360,592 41% $ 894,468 31% Geography Mezzanine loans 16 392,568 7% 392,568 13% (7) Other Southwest <1% 8% (8)(9) 93 09,057 6% 309,057 11% Preferred equity & other loans Europe (10) 11% 53 398,767 7% 192,349 7% CRE debt securities West 39% (11) Net lease real estate 12 1,329,802 23% 522,060 18% Southeast (11) 42 855,079 15% 540,791 18% Other real estate 12% ** Private equity interests 6 53,893 1% 5 3,893 2% Total portfolio 183 $ 5,699,758 100% $ 2,905,187 100% Midwest Northeast 14% * Net carrying value represents carrying value net of any in-place investment-level financing at CLNC share as of June 30, 2019 16% ** Subsequent to quarter end, received approximately $19 million of private equity sale proceeds 7 See footnotes in the appendix 7I. PORTFOLIO HIGHLIGHTS ($ in thousands, unless otherwise stated; as of June 30, 2019; at CLNC share) (4) Overview Property type (6) Other (1) $5.8 Billion Total At-Share Assets 11.1% Annual Dividend Yield Retail 5% 6% Office (2) (3) 52% Debt-to-Assets 1.1x Net-Debt-to-Equity Hotel 36% 17% (1) $2.7 Billion Undepreciated Book Value $20.72 / Undepreciated Book Value per Share (1) $2.6 Billion GAAP Book Value $19.70 / GAAP Book Value per Share Industrial (5) Multifamily 17% Undepreciated % of Undepreciated % of 19% Count (1) carrying value total net carrying value* total (4) Senior mortgage loans 45 $ 2,360,592 41% $ 894,468 31% Geography Mezzanine loans 16 392,568 7% 392,568 13% (7) Other Southwest <1% 8% (8)(9) 93 09,057 6% 309,057 11% Preferred equity & other loans Europe (10) 11% 53 398,767 7% 192,349 7% CRE debt securities West 39% (11) Net lease real estate 12 1,329,802 23% 522,060 18% Southeast (11) 42 855,079 15% 540,791 18% Other real estate 12% ** Private equity interests 6 53,893 1% 5 3,893 2% Total portfolio 183 $ 5,699,758 100% $ 2,905,187 100% Midwest Northeast 14% * Net carrying value represents carrying value net of any in-place investment-level financing at CLNC share as of June 30, 2019 16% ** Subsequent to quarter end, received approximately $19 million of private equity sale proceeds 7 See footnotes in the appendix 7

II. LOAN PORTFOLIO HIGHLIGHTS (As of June 30, 2019; at CLNC share) (5) Investment type Overview Preferred equity & other loans 10% (1) Mezzanine Total loan portfolio $3.1 billion loans 13% Senior loans 77% Total number of investments 70 (5) Property type Average loan size $44 million Industrial Retail 5% 7% Office (6) Other 31% 8% % Senior loans floating rate 90% Hotel Multifamily (2) 24% 25% W.A. remaining term 2.3 years (5) Geography Midwest (7) Europe Other (3) 3% 7% <1% W.A. extended remaining term 4.3 years Southeast 7% Southwest 11% (4) West W.A. unlevered all-in yield 8.0% 54% Northeast 8 18% See footnotes in the appendix 8II. LOAN PORTFOLIO HIGHLIGHTS (As of June 30, 2019; at CLNC share) (5) Investment type Overview Preferred equity & other loans 10% (1) Mezzanine Total loan portfolio $3.1 billion loans 13% Senior loans 77% Total number of investments 70 (5) Property type Average loan size $44 million Industrial Retail 5% 7% Office (6) Other 31% 8% % Senior loans floating rate 90% Hotel Multifamily (2) 24% 25% W.A. remaining term 2.3 years (5) Geography Midwest (7) Europe Other (3) 3% 7% <1% W.A. extended remaining term 4.3 years Southeast 7% Southwest 11% (4) West W.A. unlevered all-in yield 8.0% 54% Northeast 8 18% See footnotes in the appendix 8

II. LOAN PORTFOLIO OVERVIEW ($ in thousands; as of June 30, 2019; at CLNC share) Carrying Net carrying W.A. unlevered W.A. remaining W.A. extended Number of (1) (2) (3) (4) (5) investments value value all-in yield term (years) term (years) Floating rate Senior mortgage loans 41 $ 2,136,303 $ 670,179 6.1% 2.0 4.2 Mezzanine loans 5 53,572 53,572 12.4% 0.7 2.5 Total / W.A. floating rate 46 2,189,875 723,751 6.3% 1.9 4.2 Fixed rate Senior mortgage loans 4 224,289 224,289 14.1% 1.3 3.6 Mezzanine loans 11 338,996 338,996 12.3% 1.3 2.9 Preferred equity & other loans 9 309,057 309,057 10.9% 6.5 7.0 Total / W.A. fixed rate 24 872,342 872,342 12.3% 3.1 4.5 Total / W.A. 70 $ 1,5 3,062,217$ 8 96,093.0% 2.3 4.3 9 See footnotes in the appendix 9II. LOAN PORTFOLIO OVERVIEW ($ in thousands; as of June 30, 2019; at CLNC share) Carrying Net carrying W.A. unlevered W.A. remaining W.A. extended Number of (1) (2) (3) (4) (5) investments value value all-in yield term (years) term (years) Floating rate Senior mortgage loans 41 $ 2,136,303 $ 670,179 6.1% 2.0 4.2 Mezzanine loans 5 53,572 53,572 12.4% 0.7 2.5 Total / W.A. floating rate 46 2,189,875 723,751 6.3% 1.9 4.2 Fixed rate Senior mortgage loans 4 224,289 224,289 14.1% 1.3 3.6 Mezzanine loans 11 338,996 338,996 12.3% 1.3 2.9 Preferred equity & other loans 9 309,057 309,057 10.9% 6.5 7.0 Total / W.A. fixed rate 24 872,342 872,342 12.3% 3.1 4.5 Total / W.A. 70 $ 1,5 3,062,217$ 8 96,093.0% 2.3 4.3 9 See footnotes in the appendix 9

III. CRE DEBT SECURITIES

(As of June 30, 2019, unless otherwise stated; at CLNC share)

Overview

$519 million	Principal value[1]
$399 million	Carrying value[1]
$192 million	Net carrying value[2]
53	Number of investments[3]
6.1 years	W.A. remaining term[4]
7.1%	W.A. unlevered all-in yield[5]

Ratings Category[6]



"B-Piece" Investments 37%
BBB- 56%
BB | B 7%

Vintage[6]



Investment grade
Non-investment grade
"B-Piece" investments
% of Portfolio
30%
25%
20%
15%
10%
5%
0%
10%
0%
13%
6%
18%
24%
20%
9%
2011
2012
2013
2014
2015
2016
2017
2018
Vintage Year

10

See footnotes in the appendix

IV. NET LEASE REAL ESTATE

($ and square feet in thousands; as of June 30, 2019, unless otherwise stated; at CLNC share)

	Number of buildings	Rentable square feet	Undepreciated carrying value[1]	Undepreciated net carrying value[2]	Q2 NOI[3]	Annualized Q2 NOI[4]	W.A. % leased at end of period[5]	W.A. remaining lease term (years)[6]
Industrial	47	11,577	$ 772,650	$ 265,419	$ 12,457	$ 49,828	97%	9.6
Office	30	2,133	488,035	231,376	6,384	25,534	96%	9.2
Retail	10	468	69,117	25,266	1,290	5,161	100%	5.1
Total / W.A.	87	14,178	1,329,802	522,061	$ 20,131	$ 80,523	97%	9.2
Accumulated depreciation and amortization			(74,147)	(74,147)				
Total / W.A., net			$ 1,255,655	$ 447,914				

Property type[7]



Retail
5%
Office
37%
Industrial
58%

Geography[7]



Northeast
5%
Southeast
15%
Midwest
28%
Europe
26%
West
26%

W.A. remaining lease term[6][7]



3.1 - 4.0 yrs
42%*
+5.0 yrs
54%
4.1 - 5.0 yrs
4%

* Approximately 87% is related to industrial net lease properties

11

See footnotes in the appendix

V. OTHER REAL ESTATE ($ and square feet in thousands; as of June 30, 2019, unless otherwise stated; at CLNC share) Undepreciated Undepreciated W.A. % leased W.A. remaining Rentable square Q2 NOI / Annualized Q2 Number of carrying net carrying at end of lease term feet ( RSF ) / (3) (4) buildings EBITDA NOI / EBITDA (1) (2) (5) (6) units / keys value value period (years) Office 44 4,071 RSF $ 467,290 $ 277,485 $ 6, 137 $ 24,550 84% 3.5 (7) 113 4,250 units 2 14,592 111, 609 3,553 14,212 90% n/a Multifamily Hotel 3 948 keys 121,297 99,797 4,251 17,004 n/a n/a Retail 8 1,285 RSF 51,900 51,900 377 1, 508 71% 2.7 Total / W.A. 168 n/a 855,079 540,791 $ 14,318 $ 57,274 85% 3.4 Accumulated depreciation (65,790) (65,790) and amortization Total / W.A., net $ 789,289 $ 475,001 (8) (8) (6)(8) Property type Geography W.A. remaining lease term <1.0 yr +5 yrs Retail West 2% Southwest 1% 6% 5% 9% 1.1 - 2.0 yrs Hotel 30% Midwest 14% 36% Northeast 22% Office 55% 2.1 - 3.0 yrs 4% 4.1 - 5.0 yrs (7) Multifamily Southeast 3.1 - 4.0 yrs 62% 25% 28% 1% * During the second quarter 2019, the Company took receipt of collateral related to one retail loan. As a result of the timing of the closing, Q2’19 NOI/EBITDA includes only a partial quarter of operating results. Adjusting for the timing of the close, Q2’19 NOI/EBITDA and annualized Q2’19 NOI/EBITDA would be approximately $14.7 million and $58.9 million, respectively 12 See footnotes in the appendix 12V. OTHER REAL ESTATE ($ and square feet in thousands; as of June 30, 2019, unless otherwise stated; at CLNC share) Undepreciated Undepreciated W.A. % leased W.A. remaining Rentable square Q2 NOI / Annualized Q2 Number of carrying net carrying at end of lease term feet ( RSF ) / (3) (4) buildings EBITDA NOI / EBITDA (1) (2) (5) (6) units / keys value value period (years) Office 44 4,071 RSF $ 467,290 $ 277,485 $ 6, 137 $ 24,550 84% 3.5 (7) 113 4,250 units 2 14,592 111, 609 3,553 14,212 90% n/a Multifamily Hotel 3 948 keys 121,297 99,797 4,251 17,004 n/a n/a Retail 8 1,285 RSF 51,900 51,900 377 1, 508 71% 2.7 Total / W.A. 168 n/a 855,079 540,791 $ 14,318 $ 57,274 85% 3.4 Accumulated depreciation (65,790) (65,790) and amortization Total / W.A., net $ 789,289 $ 475,001 (8) (8) (6)(8) Property type Geography W.A. remaining lease term <1.0 yr +5 yrs Retail West 2% Southwest 1% 6% 5% 9% 1.1 - 2.0 yrs Hotel 30% Midwest 14% 36% Northeast 22% Office 55% 2.1 - 3.0 yrs 4% 4.1 - 5.0 yrs (7) Multifamily Southeast 3.1 - 4.0 yrs 62% 25% 28% 1% * During the second quarter 2019, the Company took receipt of collateral related to one retail loan. As a result of the timing of the closing, Q2’19 NOI/EBITDA includes only a partial quarter of operating results. Adjusting for the timing of the close, Q2’19 NOI/EBITDA and annualized Q2’19 NOI/EBITDA would be approximately $14.7 million and $58.9 million, respectively 12 See footnotes in the appendix 12

VI. CAPITALIZATION HIGHLIGHTS (As of June 30, 2019, unless otherwise stated; at CLNC share) (4) Overview Capital structure (6) Other debt CMBS credit Total capitalization Securitization 1% facilities $5.6 billion bonds payable (excluding cash) 4% <1% Corporate revolving credit facility 4% (1) Total outstanding debt $3.0 billion Mortgage debt 20% Corporate revolving credit $349 million Stockholders' (5) equity ($560 million maximum facility availability 46% facility availability) As of August 6, 2019 Master repurchase facilities $0.8 billion ($2.3 billion maximum availability facilities availability) As of August 6, 2019 (2) Master repurchase Net debt-to-equity ratio 1.1x facilities 25% Total capitalization (3) Blended cost of financing 4.44% $5.6 billion 13 See footnotes in the appendix 13VI. CAPITALIZATION HIGHLIGHTS (As of June 30, 2019, unless otherwise stated; at CLNC share) (4) Overview Capital structure (6) Other debt CMBS credit Total capitalization Securitization 1% facilities $5.6 billion bonds payable (excluding cash) 4% <1% Corporate revolving credit facility 4% (1) Total outstanding debt $3.0 billion Mortgage debt 20% Corporate revolving credit $349 million Stockholders' (5) equity ($560 million maximum facility availability 46% facility availability) As of August 6, 2019 Master repurchase facilities $0.8 billion ($2.3 billion maximum availability facilities availability) As of August 6, 2019 (2) Master repurchase Net debt-to-equity ratio 1.1x facilities 25% Total capitalization (3) Blended cost of financing 4.44% $5.6 billion 13 See footnotes in the appendix 13

Colony Credit REAL ESTATE

VI. CAPITALIZATION OVERVIEW

($ in thousands; as of June 30, 2019; at CLNC share)

	Maximum availability	Recourse vs. Non-recourse[1]	W.A. extended maturity[2]	W.A. contractual interest rate[2]	W.A. all-in COF[2][3]	Outstanding debt (UPB)[4]
Corporate debt						
Corporate revolving credit facility	$560,000	Recourse	Feb-23	L + 2.25%	4.65%	$221,500
Investment-level debt						
Mortgage debt – net lease (fixed)		Non-recourse	Oct-27	4.33%	4.33%	748,638
Mortgage debt – net lease (floating)		Non-recourse	Apr-21	L + 2.49%	4.89%	59,104
Mortgage debt – other real estate (fixed)		Non-recourse	Jul-24	4.56%	4.56%	261,662
Mortgage debt – other real estate (floating)		Non-recourse	Aug-23	L + 3.57%	5.97%	52,626
Master repurchase facilities	$2,250,000	Limited recourse	Jun-22	L + 2.04%	4.44%	1,380,872
CMBS credit facilities[5]		Recourse	N/A	L + 1.19%	3.59%	206,418
Other debt		Non-recourse	Jun-24	L + 3.00%	5.40%	62,700
Securitization bonds payable		Non-recourse	Apr-31	L + 3.28%	5.68%	22,552
Total / W.A. debt (CLNC share)			**Mar-24**		**4.44%**	**$3,016,071**
						Book value
Stockholders' equity						$2,532,560
Noncontrolling interests in the Operating Partnership						60,610
Total book value of common equity (CLNC share)						**2,593,170**
Total capitalization						**$5,609,241**

14

See footnotes in the appendix

VII. APPENDIX 15VII. APPENDIX 15

VII. APPENDIX – CONSOLIDATED BALANCE SHEET (In thousands, except share and per share data; as of June 30, 2019 unless otherwise stated) June 30, 2019 (Unaudited) December 31, 2018 Assets $ 59,838 $ 77,317 Cash and cash equivalents Restricted cash 114,127 110,146 Loans and preferred equity held for investment, net 2,398,191 2,020,497 Real estate securities, available for sale, at fair value 249,100 228,185 Real estate, net 1,898,299 1,959,690 Investments in unconsolidated ventures ($53,893 and $160,851 at fair value, respectively) 719,307 903,037 Receivables, net 47,229 48,806 Deferred leasing costs and intangible assets, net 143,521 134,068 Assets held for sale 147,707 - Other assets 87,209 62,006 Mortgage loans held in securitization trusts, at fair value 3,175,950 3,116,978 Total assets $ 9,040,478 $ 8,660,730 Liabilities Securitization bonds payable, net $ 23,377 $ 81,372 Mortgage and other notes payable, net 1,257,915 1,173,019 Credit facilities 1,808,790 1,365,918 Due to related party 13,844 15,019 Accrued and other liabilities 133,551 106,187 Intangible liabilities, net 31,367 15,096 Escrow deposits payable 63,146 65,995 Dividends payable 19,088 18,986 Mortgage obligations issued by securitization trusts, at fair value 3,026,282 2,973,936 Total liabilities 6, 377,360 5,815,528 Commitments and contingencies Equity Stockholders’ equity Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of June 30, - - 2019 and December 31, 2018, respectively Common stock, $0.01 par value per share Class A, 950,000,000 and 905,000,000 shares authorized, 128,545,190 and 83,410,376 shares issued and 1,285 834 outstanding as of June 30, 2019 and December 31, 2018, respectively Class B-3, no shares authorized, issued and outstanding as of June 30, 2019 and 45,000,000 shares authorized - 444 and 44,399,444 shares issued and outstanding as of December 31, 2018 Additional paid-in capital 2,903,126 2,899,353 Accumulated deficit (397,398) (193,327) Accumulated other comprehensive income (loss) 25,547 (399) Total stockholders’ equity 2,532,560 2,706,905 Noncontrolling interests in investment entities 69,948 72,683 Noncontrolling interests in the Operating Partnership 60,610 65,614 Total equity 2,663,118 2,845,202 16 Total liabilities and equity $ 9,040,478 $ 8,660,730 16VII. APPENDIX – CONSOLIDATED BALANCE SHEET (In thousands, except share and per share data; as of June 30, 2019 unless otherwise stated) June 30, 2019 (Unaudited) December 31, 2018 Assets $ 59,838 $ 77,317 Cash and cash equivalents Restricted cash 114,127 110,146 Loans and preferred equity held for investment, net 2,398,191 2,020,497 Real estate securities, available for sale, at fair value 249,100 228,185 Real estate, net 1,898,299 1,959,690 Investments in unconsolidated ventures ($53,893 and $160,851 at fair value, respectively) 719,307 903,037 Receivables, net 47,229 48,806 Deferred leasing costs and intangible assets, net 143,521 134,068 Assets held for sale 147,707 - Other assets 87,209 62,006 Mortgage loans held in securitization trusts, at fair value 3,175,950 3,116,978 Total assets $ 9,040,478 $ 8,660,730 Liabilities Securitization bonds payable, net $ 23,377 $ 81,372 Mortgage and other notes payable, net 1,257,915 1,173,019 Credit facilities 1,808,790 1,365,918 Due to related party 13,844 15,019 Accrued and other liabilities 133,551 106,187 Intangible liabilities, net 31,367 15,096 Escrow deposits payable 63,146 65,995 Dividends payable 19,088 18,986 Mortgage obligations issued by securitization trusts, at fair value 3,026,282 2,973,936 Total liabilities 6, 377,360 5,815,528 Commitments and contingencies Equity Stockholders’ equity Preferred stock, $0.01 par value, 50,000,000 shares authorized, no shares issued and outstanding as of June 30, - - 2019 and December 31, 2018, respectively Common stock, $0.01 par value per share Class A, 950,000,000 and 905,000,000 shares authorized, 128,545,190 and 83,410,376 shares issued and 1,285 834 outstanding as of June 30, 2019 and December 31, 2018, respectively Class B-3, no shares authorized, issued and outstanding as of June 30, 2019 and 45,000,000 shares authorized - 444 and 44,399,444 shares issued and outstanding as of December 31, 2018 Additional paid-in capital 2,903,126 2,899,353 Accumulated deficit (397,398) (193,327) Accumulated other comprehensive income (loss) 25,547 (399) Total stockholders’ equity 2,532,560 2,706,905 Noncontrolling interests in investment entities 69,948 72,683 Noncontrolling interests in the Operating Partnership 60,610 65,614 Total equity 2,663,118 2,845,202 16 Total liabilities and equity $ 9,040,478 $ 8,660,730 16

VII. APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share data; as of June 30, 2019 unless otherwise stated) (Unaudited) Three Months Ended June 30, 2019 2018 Net interest income Interest income $ 42,073 $ 36,795 Interest expense (21,046) (9,703) Interest income on mortgage loans held in securitization trusts 38,656 39,496 Interest expense on mortgage obligations issued by securitization trusts (35,756) (36,459) Net interest income 23,927 30,129 Property and other income Property operating income 64,767 39,477 Other income 434 899 Total property and other income 65,201 40,376 Expenses Management fee expense 11,357 11,791 Property operating expense 28,140 16,256 Transaction, investment and servicing expense 1,051 3,4 97 Interest expense on real estate 13,898 9,8 50 Depreciation and amortization 29,257 23,359 Provision for loan losses 110,258 - Impairment of operating real estate 10,124 - Administrative expense (including $2,713 and $1,798 of equity-based compensation expense, respectively) 8,010 6,8 84 Total expenses 212,095 71,637 Other income (loss) Unrealized gain on mortgage loans and obligations held in securitization trusts, net 5,549 3,6 96 Realized loss on mortgage loans and obligations held in securitization trusts, net - (2,203) Other gain (loss), net (6,062) 10 Income (loss) before equity in earnings of unconsolidated ventures and income taxes (123,480) 371 Equity in earnings of unconsolidated ventures 12,557 15,661 Income tax benefit (expense) 133 (158) Net income (loss) (110,790) 15,874 Net (income) loss attributable to noncontrolling interests: Investment entities 880 470 Operating Partnership 2,569 (336) Net income (loss) attributable to Colony Credit Real Estate, Inc. common stockholders $ (107,341) $ 16,008 Net income (loss) per common share – basic and diluted $ (0.84) $ 0.12 17 Weighted average shares of common stock outstanding – basic and diluted 128,534 127,887 17VII. APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share data; as of June 30, 2019 unless otherwise stated) (Unaudited) Three Months Ended June 30, 2019 2018 Net interest income Interest income $ 42,073 $ 36,795 Interest expense (21,046) (9,703) Interest income on mortgage loans held in securitization trusts 38,656 39,496 Interest expense on mortgage obligations issued by securitization trusts (35,756) (36,459) Net interest income 23,927 30,129 Property and other income Property operating income 64,767 39,477 Other income 434 899 Total property and other income 65,201 40,376 Expenses Management fee expense 11,357 11,791 Property operating expense 28,140 16,256 Transaction, investment and servicing expense 1,051 3,4 97 Interest expense on real estate 13,898 9,8 50 Depreciation and amortization 29,257 23,359 Provision for loan losses 110,258 - Impairment of operating real estate 10,124 - Administrative expense (including $2,713 and $1,798 of equity-based compensation expense, respectively) 8,010 6,8 84 Total expenses 212,095 71,637 Other income (loss) Unrealized gain on mortgage loans and obligations held in securitization trusts, net 5,549 3,6 96 Realized loss on mortgage loans and obligations held in securitization trusts, net - (2,203) Other gain (loss), net (6,062) 10 Income (loss) before equity in earnings of unconsolidated ventures and income taxes (123,480) 371 Equity in earnings of unconsolidated ventures 12,557 15,661 Income tax benefit (expense) 133 (158) Net income (loss) (110,790) 15,874 Net (income) loss attributable to noncontrolling interests: Investment entities 880 470 Operating Partnership 2,569 (336) Net income (loss) attributable to Colony Credit Real Estate, Inc. common stockholders $ (107,341) $ 16,008 Net income (loss) per common share – basic and diluted $ (0.84) $ 0.12 17 Weighted average shares of common stock outstanding – basic and diluted 128,534 127,887 17

VII. APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT (In thousands; as of June 30, 2019 unless otherwise stated) (Unaudited) Three Months Ended June 30, 2019 Loan CRE debt Net lease portfolio securities real estate Other Corporate Total Net interest income Interest income $ 38,058 $ 4,407 $ 3 $ - $ (395) $ 42,073 Interest expense (15,751) (1,865) - - (3,430) (21,046) Interest income on mortgage loans held in securitization trusts - 4 1,225 - - (2,569) 3 8,656 Interest expense on mortgage obligations issued by securitization trusts - (38,325) - - 2,569 (35,756) Net interest income 22,307 5,442 3 - (3,825) 2 3,927 Property and other income Property operating income - - 25,209 39,558 - 6 4,767 Other income 148 74 184 2 7 1 434 Total property and other income 148 74 25,393 39,585 1 6 5,201 Expenses Management fee expense - - - - 11,357 11,357 Property operating expense - - 4 ,696 23,444 - 2 8,140 Transaction, investment and servicing expense 906 - 60 365 (280) 1,051 Interest expense on real estate - - 9 ,493 4,405 - 1 3,898 Depreciation and amortization - - 13,040 16,217 - 2 9,257 Provision for loan losses 110,258 - - - - 110,258 Impairment of operating real estate - - - 10,124 - 1 0,124 Administrative expense (including $2,713 of equity-based compensation expense) 65 348 43 25 7,529 8,010 Total expenses 111,229 348 27,332 54,580 18,606 212,095 Other income (loss) Unrealized gain on mortgage loans and obligations held in securitization trusts, net - 5,154 - - 395 5,549 Other gain (loss), net - (6,157) 123 (28) - (6,062) Income (loss) before equity in earnings of unconsolidated ventures and (88,774) 4,165 (1,813) (15,023) (22,035) (123,480) income taxes Equity in earnings of unconsolidated ventures 12,557 - - - - 1 2,557 Income tax benefit (expense) - - (46) 179 - 133 Net income (loss) (76,217) 4,165 (1,859) (14,844) (22,035) (110,790) Net (income) loss attributable to noncontrolling interests: Investment entities 593 - 111 176 - 880 Operating Partnership - - - - 2,569 2,569 Net income (loss) attributable to Colony Credit Real Estate, Inc. common $ (75,624) $ 4,165 $ (1,748) $ (14,668) $ (19,466) $ (107,341) stockholders 18 18VII. APPENDIX – CONSOLIDATED STATEMENTS OF OPERATIONS BY SEGMENT (In thousands; as of June 30, 2019 unless otherwise stated) (Unaudited) Three Months Ended June 30, 2019 Loan CRE debt Net lease portfolio securities real estate Other Corporate Total Net interest income Interest income $ 38,058 $ 4,407 $ 3 $ - $ (395) $ 42,073 Interest expense (15,751) (1,865) - - (3,430) (21,046) Interest income on mortgage loans held in securitization trusts - 4 1,225 - - (2,569) 3 8,656 Interest expense on mortgage obligations issued by securitization trusts - (38,325) - - 2,569 (35,756) Net interest income 22,307 5,442 3 - (3,825) 2 3,927 Property and other income Property operating income - - 25,209 39,558 - 6 4,767 Other income 148 74 184 2 7 1 434 Total property and other income 148 74 25,393 39,585 1 6 5,201 Expenses Management fee expense - - - - 11,357 11,357 Property operating expense - - 4 ,696 23,444 - 2 8,140 Transaction, investment and servicing expense 906 - 60 365 (280) 1,051 Interest expense on real estate - - 9 ,493 4,405 - 1 3,898 Depreciation and amortization - - 13,040 16,217 - 2 9,257 Provision for loan losses 110,258 - - - - 110,258 Impairment of operating real estate - - - 10,124 - 1 0,124 Administrative expense (including $2,713 of equity-based compensation expense) 65 348 43 25 7,529 8,010 Total expenses 111,229 348 27,332 54,580 18,606 212,095 Other income (loss) Unrealized gain on mortgage loans and obligations held in securitization trusts, net - 5,154 - - 395 5,549 Other gain (loss), net - (6,157) 123 (28) - (6,062) Income (loss) before equity in earnings of unconsolidated ventures and (88,774) 4,165 (1,813) (15,023) (22,035) (123,480) income taxes Equity in earnings of unconsolidated ventures 12,557 - - - - 1 2,557 Income tax benefit (expense) - - (46) 179 - 133 Net income (loss) (76,217) 4,165 (1,859) (14,844) (22,035) (110,790) Net (income) loss attributable to noncontrolling interests: Investment entities 593 - 111 176 - 880 Operating Partnership - - - - 2,569 2,569 Net income (loss) attributable to Colony Credit Real Estate, Inc. common $ (75,624) $ 4,165 $ (1,748) $ (14,668) $ (19,466) $ (107,341) stockholders 18 18

VII. APPENDIX – OUTSTANDING COMMON SHARES AND OP UNITS On February 1, 2019, all Class B-3 common stock converted to Class A common stock (the “common stock”). As of August 6 2019, the Company had approximately 128.5 million shares of common stock outstanding and the Company’s operating partnership had approximately 3.1 million operating partnership units (“OP units”) outstanding held by members other than the Company or its subsidiaries. As of As of June 30, 2019 March 31, 2019 Class A common stock 128,545,190 128,513,280 Class B-3 common stock - - OP units 3,075,623 3,075,623 Total common stock and OP units outstanding 131,620,813 131,588,903 19 19VII. APPENDIX – OUTSTANDING COMMON SHARES AND OP UNITS On February 1, 2019, all Class B-3 common stock converted to Class A common stock (the “common stock”). As of August 6 2019, the Company had approximately 128.5 million shares of common stock outstanding and the Company’s operating partnership had approximately 3.1 million operating partnership units (“OP units”) outstanding held by members other than the Company or its subsidiaries. As of As of June 30, 2019 March 31, 2019 Class A common stock 128,545,190 128,513,280 Class B-3 common stock - - OP units 3,075,623 3,075,623 Total common stock and OP units outstanding 131,620,813 131,588,903 19 19

VII. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION

ColonyCredit REAL ESTATE

($ and shares in thousands, except per share data; as of June 30, 2019) (Unaudited)

Reconciliation of GAAP total assets to CLNC share of total assets

	As of June 30, 2019		
	Consolidated	NCI[1]	At CLNC share[2]
Cash and cash equivalents	$ 59,838	$ 1,971	$ 57,867
Restricted cash	114,127	2,986	111,141
Loans and preferred equity held for investment, net	2,398,191	1,377	2,396,814
Real estate securities, available for sale, at fair value	249,100	-	249,100
Real estate, net	1,898,299	113,373	1,784,926
Investments in unconsolidated ventures	719,307	-	719,307
Receivables, net	47,229	13,168	34,061
Deferred leasing costs and intangible assets, net	143,521	6,420	137,101
Assets held for sale	147,707	24,780	122,927
Other assets	87,209	293	86,916
Mortgage loans held in securitization trusts, at fair value[3]	3,175,950	3,026,282	149,668
Total assets	$ 9,040,478	$ 3,190,650	$ 5,849,828

Reconciliation of GAAP book value to undepreciated book value

	As of June 30, 2019	
	Amount	Per Diluted Share[5]
GAAP book value (excluding noncontrolling interests in investment entities)	$ 2,593,170	$ 19.70
Accumulated depreciation and amortization[4]	133,455	1.02
Undepreciated book value	$ 2,726,625	$ 20.72
Total common shares and OP units outstanding[5]		131,621

20

See footnotes in the appendix

VII. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) ($ and shares in thousands, except per share data; as of June 30, 2019 unless otherwise stated) (Unaudited) Reconciliation of GAAP net loss to core earnings Three Months Ended June 30, 2019 Net loss attributable to Colony Credit Real Estate, Inc. common stockholders $ (107,341) Adjustments: Net loss attributable to noncontrolling interest of the Operating Partnership (2,569) Non-cash equity compensation expense 2,713 (1) 478 Transaction costs Depreciation and amortization 29,118 Net unrealized loss: Provision for loan losses 119,062 Impairment of operating real estate 10,124 Other unrealized loss 883 Provision for loan losses previously adjusted for Core Earnings on loans foreclosed (14,466) Adjustments related to noncontrolling interests in investment entities (1,738) Core Earnings attributable to Colony Credit Real Estate, Inc. common stockholders and $ 36,264 (2) noncontrolling interest of the Operating Partnership (3) Core Earnings per share $ 0.28 (3) Weighted average number of common shares and OP units 131,609 21 See footnotes in the appendix 21VII. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) ($ and shares in thousands, except per share data; as of June 30, 2019 unless otherwise stated) (Unaudited) Reconciliation of GAAP net loss to core earnings Three Months Ended June 30, 2019 Net loss attributable to Colony Credit Real Estate, Inc. common stockholders $ (107,341) Adjustments: Net loss attributable to noncontrolling interest of the Operating Partnership (2,569) Non-cash equity compensation expense 2,713 (1) 478 Transaction costs Depreciation and amortization 29,118 Net unrealized loss: Provision for loan losses 119,062 Impairment of operating real estate 10,124 Other unrealized loss 883 Provision for loan losses previously adjusted for Core Earnings on loans foreclosed (14,466) Adjustments related to noncontrolling interests in investment entities (1,738) Core Earnings attributable to Colony Credit Real Estate, Inc. common stockholders and $ 36,264 (2) noncontrolling interest of the Operating Partnership (3) Core Earnings per share $ 0.28 (3) Weighted average number of common shares and OP units 131,609 21 See footnotes in the appendix 21

VII. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT'D)

ColonyCredit REAL ESTATE

($ in thousands; as of June 30, 2019 unless otherwise stated) (Unaudited)

Reconciliation of segment GAAP net income/(loss) to core earnings

	Three Months Ended June 30, 2019					
	Loan portfolio	CRE debt securities	Net lease real estate	Other	Corporate	Total
Net income (loss) attributable to Colony Credit Real Estate, Inc. common stockholders	$ (75,624)	$ 4,165	$ (1,748)	$ (14,668)	$ (19,466)	$ (107,341)
Adjustments:						
Net loss attributable to noncontrolling interest of the Operating Partnership	-	-	-	-	(2,569)	(2,569)
Non-cash equity compensation expense	-	-	-	-	2,713	2,713
Transaction costs[1]	-	-	-	262	216	478
Depreciation and amortization	686	-	13,150	15,282	-	29,118
Net unrealized loss (gain):						
Provision for loan losses	119,062	-	-	-	-	119,062
Impairment of operating real estate	-	-	-	10,124	-	10,124
Other unrealized loss (gain)	-	1,002	(119)	-	-	883
Provision for loan losses previously adjusted for Core Earnings on loans foreclosed	(14,466)	-	-	-	-	(14,466)
Adjustments related to noncontrolling interests in investment entities	(511)	-	(288)	(939)	-	(1,738)
Core Earnings attributable to Colony Credit Real Estate, Inc. common stockholders and noncontrolling interest of the Operating Partnership[2]	$ 29,147	$ 5,167	$ 10,995	$ 10,061	$ (19,106)	$ 36,264
Core Earnings per share[3]	$ 0.22	$ 0.04	$ 0.08	$ 0.08	$ (0.15)	$ 0.28

22

See footnotes in the appendix

VII. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) ($ in thousands; as of June 30, 2019) (Unaudited) Reconciliation of GAAP net loss to NOI/EBITDA Three Months Ended June 30, 2019 Net lease Other real estate real estate Net loss attributable to Colony Credit Real Estate, Inc. common stockholders $ (1,748) $ (15,235) Adjustments: Net loss attributable to noncontrolling interests in investment entities (111) (176) Amortization of above- and below-market lease intangibles (99) (829) Interest income (3) - Interest expense on real estate 9,493 4,405 Other income (184) (27) Transaction, investment and servicing expense 60 329 Depreciation and amortization 13,040 16,218 Impairment of operating real estate - 10,124 Administrative expense 43 25 Other gain on investments, net (123) - Income tax expense 46 450 NOI/EBITDA attributable to noncontrolling interest in investment entities (283) (966) Total NOI/EBITDA, at share $ 20,131 $ 14,318 23 23VII. APPENDIX – RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL INFORMATION (CONT’D) ($ in thousands; as of June 30, 2019) (Unaudited) Reconciliation of GAAP net loss to NOI/EBITDA Three Months Ended June 30, 2019 Net lease Other real estate real estate Net loss attributable to Colony Credit Real Estate, Inc. common stockholders $ (1,748) $ (15,235) Adjustments: Net loss attributable to noncontrolling interests in investment entities (111) (176) Amortization of above- and below-market lease intangibles (99) (829) Interest income (3) - Interest expense on real estate 9,493 4,405 Other income (184) (27) Transaction, investment and servicing expense 60 329 Depreciation and amortization 13,040 16,218 Impairment of operating real estate - 10,124 Administrative expense 43 25 Other gain on investments, net (123) - Income tax expense 46 450 NOI/EBITDA attributable to noncontrolling interest in investment entities (283) (966) Total NOI/EBITDA, at share $ 20,131 $ 14,318 23 23

VII. APPENDIX – FOOTNOTES Page 6 1. The Company calculates Core Earnings per share, a non-GAAP financial measure, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the second quarter 2019, the weighted average number of common shares and OP units was approximately 131.6 million Page 7 1. Represents CLNC share as of June 30, 2019. This includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 2. Debt-to-asset ratio based on total outstanding secured debt agreements (unpaid principal balance or “UPB”) at CLNC share divided by total assets at CLNC share as of June 30, 2019 3. Represents CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity as of June 30, 2019; stockholders’ equity includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 4. Based on carrying values at CLNC share as of June 30, 2019 and excludes CMBS, mortgage loans held in securitization trusts and private equity interests 5. Multifamily includes: (i) apartments, (ii) student housing and (iii) manufactured housing communities 6. Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets 7. Other includes a corporate term loan secured by the borrowers limited partnership interests in a fund and a preferred equity investment in a loan origination platform 8. Preferred equity balances include $52.7 million of carrying value at CLNC share related to equity participation interests 9. Other loans includes a corporate term loan secured by the borrowers limited partnership interests in a fund 10. Includes securitization assets which are presented net of the impact from consolidation 11. Net lease real estate and other real estate includes deferred leasing costs and other intangible assets and excludes the impact of accumulated depreciation and amortization Page 8 1. Represents carrying values at CLNC share as of June 30, 2019 2. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of June 30, 2019 3. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of June 30, 2019 4. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of June 30, 2019 for W.A. calculations 5. Based on carrying values at CLNC share as of June 30, 2019 6. Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets 7. Other loans includes a corporate term loan secured by the borrowers limited partnership interests in a fund and a preferred equity investment in a loan origination platform Page 9 1. Represents carrying values at CLNC share as of June 30, 2019 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of June 30, 2019 3. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of June 30, 2019 for W.A. calculations 4. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of June 30, 2019 5. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of June 30, 2019 Page 10 1. Represents principal amounts and carrying values at CLNC share as of June 30, 2019; for securitization assets, carrying values at CLNC share are presented net of the impact from consolidation 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of June 30, 2019 3. Investment count represents total number of tranches acquired; three total “B-piece” transactions 4. W.A. calculation based on carrying value at CLNC share as of June 30, 2019 5. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash interest income related to the accretion of purchase discounts and are loss-adjusted for the non- rated CRE debt securities. W.A. calculation based on carrying value at CLNC share as of June 30, 2019 6. Based on carrying values at CLNC share as of June 30, 2019 24 24VII. APPENDIX – FOOTNOTES Page 6 1. The Company calculates Core Earnings per share, a non-GAAP financial measure, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the second quarter 2019, the weighted average number of common shares and OP units was approximately 131.6 million Page 7 1. Represents CLNC share as of June 30, 2019. This includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 2. Debt-to-asset ratio based on total outstanding secured debt agreements (unpaid principal balance or “UPB”) at CLNC share divided by total assets at CLNC share as of June 30, 2019 3. Represents CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity as of June 30, 2019; stockholders’ equity includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 4. Based on carrying values at CLNC share as of June 30, 2019 and excludes CMBS, mortgage loans held in securitization trusts and private equity interests 5. Multifamily includes: (i) apartments, (ii) student housing and (iii) manufactured housing communities 6. Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets 7. Other includes a corporate term loan secured by the borrowers limited partnership interests in a fund and a preferred equity investment in a loan origination platform 8. Preferred equity balances include $52.7 million of carrying value at CLNC share related to equity participation interests 9. Other loans includes a corporate term loan secured by the borrowers limited partnership interests in a fund 10. Includes securitization assets which are presented net of the impact from consolidation 11. Net lease real estate and other real estate includes deferred leasing costs and other intangible assets and excludes the impact of accumulated depreciation and amortization Page 8 1. Represents carrying values at CLNC share as of June 30, 2019 2. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of June 30, 2019 3. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of June 30, 2019 4. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of June 30, 2019 for W.A. calculations 5. Based on carrying values at CLNC share as of June 30, 2019 6. Other includes: (i) commercial and residential development and predevelopment and (ii) mixed-use assets 7. Other loans includes a corporate term loan secured by the borrowers limited partnership interests in a fund and a preferred equity investment in a loan origination platform Page 9 1. Represents carrying values at CLNC share as of June 30, 2019 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of June 30, 2019 3. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash payment in-kind interest income and the accrual of origination, extension and exit fees. Unlevered all-in yield for the loan portfolio assumes the applicable floating benchmark rate as of June 30, 2019 for W.A. calculations 4. Represents the remaining loan term based on the current contractual maturity date of loans and is weighted by carrying value at CLNC share as of June 30, 2019 5. Represents the remaining loan term based on maximum maturity date assuming all extension options on loans are exercised by the borrower and is weighted by carrying value at CLNC share as of June 30, 2019 Page 10 1. Represents principal amounts and carrying values at CLNC share as of June 30, 2019; for securitization assets, carrying values at CLNC share are presented net of the impact from consolidation 2. Represents carrying values net of any in-place investment-level financing at CLNC share as of June 30, 2019 3. Investment count represents total number of tranches acquired; three total “B-piece” transactions 4. W.A. calculation based on carrying value at CLNC share as of June 30, 2019 5. In addition to the stated cash coupon rate, unlevered all-in yield includes non-cash interest income related to the accretion of purchase discounts and are loss-adjusted for the non- rated CRE debt securities. W.A. calculation based on carrying value at CLNC share as of June 30, 2019 6. Based on carrying values at CLNC share as of June 30, 2019 24 24

VII. APPENDIX – FOOTNOTES (CONT’D) Page 11 1. Represents undepreciated carrying values at CLNC share as of June 30, 2019; includes deferred leasing costs and other intangible assets 2. Represents undepreciated carrying values net of any in-place investment-level financing at CLNC share as of June 30, 2019 3. Represents reported NOI for the second quarter 2019 at CLNC share and includes approximately $1.2 million of straight-line rent 4. Annualized NOI is calculated by annualizing reported NOI for the second quarter 2019 at CLNC share and includes approximately $4.6 million of straight-line rent 5. Represents the percent leased as of June 30, 2019 and is weighted by undepreciated carrying value at CLNC share as of June 30, 2019 6. Based on in-place leases (defined as occupied and paying leases) as of June 30, 2019 and assumes that no renewal options are exercised. W.A. calculation based on undepreciated carrying value at CLNC share as of June 30, 2019 7. Based on undepreciated carrying values at CLNC share as of June 30, 2019 Page 12 1. Represents undepreciated carrying values at CLNC share as of June 30, 2019; includes deferred leasing costs and other intangible assets 2. Represents undepreciated carrying values net of any in-place investment-level financing at CLNC share as of June 30, 2019 3. Represents reported NOI/EBITDA for the second quarter 2019 at CLNC share and includes approximately $0.6 million of straight-line rent 4. Annualized NOI/EBITDA is calculated by annualizing reported NOI/EBITDA for the second quarter 2019 at CLNC share and includes approximately $2.5 million of straight-line rent 5. Represents the percent leased as of June 30, 2019. W.A. calculation based on undepreciated carrying value at CLNC share as of June 30, 2019. Excludes hotel properties 6. Based on in-place leases (defined as occupied and paying leases) as of June 30, 2019 and assumes that no renewal options are exercised. W.A. calculation based on undepreciated carrying value at CLNC share as of June 30, 2019. Includes office and retail properties only 7. Multifamily includes: (i) apartments, (ii) student housing and (iii) manufactured housing communities 8. Based on undepreciated carrying values at CLNC share as of June 30, 2019 Page 13 1. Represents UPB at CLNC share as of June 30, 2019 2. Represents CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity as of June 30, 2019; stockholders’ equity includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 3. Assumes the applicable floating benchmark rate as of June 30, 2019 for W.A. calculations and is weighted on outstanding debt (UPB) at CLNC share as of June 30, 2019 4. Outstanding debt based on UPB at CLNC share as of June 30, 2019 5. Includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities as of June 30, 2019 6. Represents financing on one senior loan investment Page 14 1. Subject to customary non-recourse carve-outs 2. W.A. calculation based on outstanding debt (UPB) at CLNC share as of June 30, 2019. W.A. extended maturity excludes CMBS facilities 3. Assumes the applicable floating benchmark rate as of June 30, 2019 for W.A. calculations 4. Represents UPB at CLNC share as of June 30, 2019 5. Maturity dates are dependent on asset type and typically range from one to two month rolling periods Page 20 1. Represents interests in assets held by third party partners 2. Represents the proportionate share attributed to CLNC based on CLNC’s ownership % by asset 3. Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes 4. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities 5. The Company calculates GAAP book value (excluding noncontrolling interests in investment entities) per share and undepreciated book value per share, a non-GAAP financial measure, based on the total number of common shares and OP units (held by members other than the Company or its subsidiaries) outstanding at the end of the reporting period. As of June 30, 2019, the total number of common shares and OP units outstanding was approximately 131.6 million 25 25VII. APPENDIX – FOOTNOTES (CONT’D) Page 11 1. Represents undepreciated carrying values at CLNC share as of June 30, 2019; includes deferred leasing costs and other intangible assets 2. Represents undepreciated carrying values net of any in-place investment-level financing at CLNC share as of June 30, 2019 3. Represents reported NOI for the second quarter 2019 at CLNC share and includes approximately $1.2 million of straight-line rent 4. Annualized NOI is calculated by annualizing reported NOI for the second quarter 2019 at CLNC share and includes approximately $4.6 million of straight-line rent 5. Represents the percent leased as of June 30, 2019 and is weighted by undepreciated carrying value at CLNC share as of June 30, 2019 6. Based on in-place leases (defined as occupied and paying leases) as of June 30, 2019 and assumes that no renewal options are exercised. W.A. calculation based on undepreciated carrying value at CLNC share as of June 30, 2019 7. Based on undepreciated carrying values at CLNC share as of June 30, 2019 Page 12 1. Represents undepreciated carrying values at CLNC share as of June 30, 2019; includes deferred leasing costs and other intangible assets 2. Represents undepreciated carrying values net of any in-place investment-level financing at CLNC share as of June 30, 2019 3. Represents reported NOI/EBITDA for the second quarter 2019 at CLNC share and includes approximately $0.6 million of straight-line rent 4. Annualized NOI/EBITDA is calculated by annualizing reported NOI/EBITDA for the second quarter 2019 at CLNC share and includes approximately $2.5 million of straight-line rent 5. Represents the percent leased as of June 30, 2019. W.A. calculation based on undepreciated carrying value at CLNC share as of June 30, 2019. Excludes hotel properties 6. Based on in-place leases (defined as occupied and paying leases) as of June 30, 2019 and assumes that no renewal options are exercised. W.A. calculation based on undepreciated carrying value at CLNC share as of June 30, 2019. Includes office and retail properties only 7. Multifamily includes: (i) apartments, (ii) student housing and (iii) manufactured housing communities 8. Based on undepreciated carrying values at CLNC share as of June 30, 2019 Page 13 1. Represents UPB at CLNC share as of June 30, 2019 2. Represents CLNC’s share of total outstanding secured debt agreements (UPB) less unrestricted cash at CLNC’s share divided by total stockholders’ equity as of June 30, 2019; stockholders’ equity includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities 3. Assumes the applicable floating benchmark rate as of June 30, 2019 for W.A. calculations and is weighted on outstanding debt (UPB) at CLNC share as of June 30, 2019 4. Outstanding debt based on UPB at CLNC share as of June 30, 2019 5. Includes noncontrolling interests in the Operating Partnership and excludes noncontrolling interests in investment entities as of June 30, 2019 6. Represents financing on one senior loan investment Page 14 1. Subject to customary non-recourse carve-outs 2. W.A. calculation based on outstanding debt (UPB) at CLNC share as of June 30, 2019. W.A. extended maturity excludes CMBS facilities 3. Assumes the applicable floating benchmark rate as of June 30, 2019 for W.A. calculations 4. Represents UPB at CLNC share as of June 30, 2019 5. Maturity dates are dependent on asset type and typically range from one to two month rolling periods Page 20 1. Represents interests in assets held by third party partners 2. Represents the proportionate share attributed to CLNC based on CLNC’s ownership % by asset 3. Reflects the net impact of securitization assets and related obligations which are consolidated for accounting purposes 4. Represents net accumulated depreciation and amortization on real estate investments, including related intangible assets and liabilities 5. The Company calculates GAAP book value (excluding noncontrolling interests in investment entities) per share and undepreciated book value per share, a non-GAAP financial measure, based on the total number of common shares and OP units (held by members other than the Company or its subsidiaries) outstanding at the end of the reporting period. As of June 30, 2019, the total number of common shares and OP units outstanding was approximately 131.6 million 25 25

VII. APPENDIX – FOOTNOTES (CONT’D) Page 21 1. Represents transaction costs incurred as a result of the formation of Colony Credit Real Estate, Inc. 2. Core Earnings reflects adjustments to U.S. GAAP net income to exclude impairment of real estate and provision for loan losses. Upon realization of the related investments, such impairment and losses, to the extent realized, would be reflected in Core Earnings 3. The Company calculates Core Earnings per share, a non-GAAP financial measure, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the second quarter 2019, the weighted average number of common shares and OP units was approximately 131.6 million Page 22 1. Represents transaction costs incurred as a result of the formation of Colony Credit Real Estate, Inc. 2. Core Earnings reflects adjustments to U.S. GAAP net income to exclude impairment of real estate and provision for loan losses. Upon realization of the related investments, such impairment and losses, to the extent realized, would be reflected in Core Earnings 3. The Company calculates Core Earnings per share, a non-GAAP financial measure, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the second quarter 2019, the weighted average number of common shares and OP units was approximately 131.6 million 26 26VII. APPENDIX – FOOTNOTES (CONT’D) Page 21 1. Represents transaction costs incurred as a result of the formation of Colony Credit Real Estate, Inc. 2. Core Earnings reflects adjustments to U.S. GAAP net income to exclude impairment of real estate and provision for loan losses. Upon realization of the related investments, such impairment and losses, to the extent realized, would be reflected in Core Earnings 3. The Company calculates Core Earnings per share, a non-GAAP financial measure, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the second quarter 2019, the weighted average number of common shares and OP units was approximately 131.6 million Page 22 1. Represents transaction costs incurred as a result of the formation of Colony Credit Real Estate, Inc. 2. Core Earnings reflects adjustments to U.S. GAAP net income to exclude impairment of real estate and provision for loan losses. Upon realization of the related investments, such impairment and losses, to the extent realized, would be reflected in Core Earnings 3. The Company calculates Core Earnings per share, a non-GAAP financial measure, based on a weighted average number of common shares and OP units (held by members other than the Company or its subsidiaries). For the second quarter 2019, the weighted average number of common shares and OP units was approximately 131.6 million 26 26

ColonyCredit REAL ESTATE

VII. COMPANY INFORMATION

Colony Credit Real Estate, Inc. (NYSE: CLNC) is one of the largest publicly traded commercial real estate credit REITs, focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE senior mortgage loans, mezzanine loans, preferred equity, debt securities and net leased properties predominantly in the United States. Colony Credit Real Estate is externally managed by a subsidiary of leading global real estate and investment management firm, Colony Capital, Inc. Colony Credit Real Estate is organized as a Maryland corporation that intends to elect to be taxed as a REIT for U.S. federal income tax purposes for its taxable year ending December 31, 2018. For additional information regarding the Company and its management and business, please refer to www.clncredit.com.

Shareholder information

Headquarters:
Los Angeles
515 South Flower Street
44th Floor
Los Angeles, CA 90071
310-282-8220

Stock & Transfer Agent:
American Stock & Transfer Trust Company (AST)
866-751-6317
help@astfinancial.com

Company Website:
www.clncredit.com

NYSE Ticker:
CLNC

Press & Media:
Owen Blicksilver P.R., Inc.
Caroline Luz
203-656-2829
caroline@blicksilverpr.com

Investor Relations:
ADDO Investor Relations
Lasse Glassen
310-829-5400
lglassen@addoir.com

Analyst Coverage:
Raymond James
Stephen Laws
901-579-4868

B. Riley FBR
Randy Binner
703-312-1890

27